MFS(R) LARGE CAP GROWTH FUND

                      Supplement to the Current Prospectus

The Board of Trustees of the MFS Series Trust II (the "Trust"), has approved the proposed reorganization of the MFS Large Cap Growth Fund ("Large Cap Growth Fund"), a series of the Trust, into the MFS Core Growth Fund ("Core Growth Fund"), a series of MFS Series Trust I. The proposed transaction is subject to approval by the shareholders of Large Cap Growth Fund at a shareholders' meeting expected to be held in May 2005. No assurance can be given that the reorganization will occur.

Under the terms of the proposed Agreement and Plan of Reorganization, the Large Cap Growth Fund's assets and liabilities would be transferred to the Core Growth Fund in return for shares of the Core Growth Fund with a total net asset value equal to the value of the assets of the Large Cap Growth Fund (net of liabilities) on the transfer date. These Core Growth Fund shares would be distributed pro rata to shareholders of the Large Cap Growth Fund in exchange for their Large Cap Growth Fund shares. Current Large Cap Growth Fund shareholders would thus become shareholders of the Core Growth Fund and would receive shares of the Core Growth Fund with a total net asset value equal to the net asset value of their shares of the Large Cap Growth Fund at the time of the reorganization. The proposed transaction is expected to be free of federal income taxes to the Large Cap Growth Fund and its shareholders, as well as to the Core Growth Fund.

The investment objective of the Large Cap Growth Fund is to provide growth of capital. The Large Cap Growth Fund seeks to achieve its objective by investing at least 80% of its net assets, under normal market conditions, in common stocks and related securities of companies with large market capitalizations which the Fund's investment adviser Massachusetts Financial Services Company ("MFS") believes has above-average growth potential. The Large Cap Growth Fund may also invest in foreign securities (including emerging market securities).

The investment objective of the Core Growth Fund is to seek capital appreciation. The Core Growth Fund seeks to achieve its objective by investing at least 65% of its net assets, under normal market conditions, in common stocks and related securities which MFS believes have above-average growth potential. The Core Growth Fund generally focuses on companies with larger market capitalizations, but may also invest in emerging growth companies (defined as companies that MFS believes are either early in their life cycle but have potential to become major enterprises, or are major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment). The Fund may also invest in foreign securities (including emerging market securities).

Information regarding the Core Growth Fund and the terms of the proposed reorganization will be contained in a combined prospectus/proxy statement which is expected to be mailed to shareholders of the Large Cap Growth Fund in April 2005.

In light of the proposed transaction, sales of Large Cap Growth Fund shares and exchanges into this Fund are expected to be suspended on or about May 16, 2005.

                The Date of this Supplement is January 27, 2005.